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                            SUPPLEMENT TO PROSPECTUS
                     AND STATEMENT OF ADDITIONAL INFORMATION

                        TOUCHSTONE GROWTH & INCOME FUND A
                           OF SELECT ADVISORS TRUST A

                        TOUCHSTONE GROWTH & INCOME FUND C
                           OF SELECT ADVISORS TRUST C

                THIS SUPPLEMENT IS DATED AS OF SEPTEMBER 7, 1998.

         The Prospectuses and Statements of Additional Information of Select Advisors Trust A and Select Advisors Trust C, each dated May 1, 1998, are hereby amended and supplemented with the following information.

         --------------------------------------------------------------

         On September 7, 1998, Zurich Insurance Company ("Zurich") combined its financial services businesses, including Zurich's 70% interest in Scudder Kemper Investments, Inc. ("Scudder Kemper") with the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") to form a new global insurance and financial services company, known as Zurich Financial Services. By way of a dual holding company structure, Zurich's shareholders own approximately 57% of the new organization, with the balance owned by B.A.T's shareholders.

         Scudder Kemper serves as portfolio advisor to the Growth & Income Portfolio (the "Growth & Income Portfolio") of Select Advisors Trust (the "Portfolio Trust"). Touchstone Growth & Income Fund A ("Fund A") and Touchstone Growth & Income Fund C ("Fund C") each invests all of its investable assets in the Growth & Income Portfolio.

         As a result of the transaction, the Portfolio Advisory Agreement with Scudder Kemper for the Growth & Income Portfolio was deemed to have been assigned and therefore terminated. The Board of Trustees of the Portfolio Trust (the "Board") approved a new Portfolio Advisory Agreement with Scudder Kemper on September 2, 1998. The new Portfolio Advisory Agreement is substantially identical to the previous Portfolio Advisory Agreement, except for the date of execution and termination. The new Portfolio Advisory Agreement became effective as of September 7, 1998.

         The Board will seek shareholder approval of the new Portfolio Advisory Agreement through a proxy solicitation in connection with a meeting of the shareholders of Fund A and Fund C. The meeting is scheduled for late January, 1999.